UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported): December 1, 2005
EVERGREENBANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)
Washington

(State or Other Jurisdiction of Incorporation)

000-32915	91-2097262

(Commission File Number)	(IRS Employer Identification No.)

301 Eastlake Avenue East, Seattle, Washington	98109

(Address of Principal Executive Offices)	(Zip Code)
206/628-4250

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On December 1, 2005, Registrant made a presentation at McAdams Wright Ragen in Seattle, Washington. The slide presentation by Gerald O. Hatler and William G. Filer II for the meeting is furnished as an Exhibit to this Current Report on Form 8-K.
The information in this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall it be deemed incorporated by reference in any filing of Registrant under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(c)	The following exhibit is furnished as part of this Form 8-K.

Exhibit No.	Description

99.1	Slide presentation for December 1, 2005 meeting at offices of McAdams Wright Ragen.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERGREENBANCORP, INC.

Dated: December 1, 2005
	By:	/s/ William G. Filer II

William G. Filer II
Executive Vice President & Chief Financial Officer
EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Slide presentation for December 1, 2005 meeting at offices of McAdams Wright Ragen.

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